EXHIBIT 99.1

Brookfield to Acquire Aypa Power, the Leading North American Battery Storage Platform, from Blackstone Energy Transition Partners

Aypa has approximately 6.5 GW of operating & contracted capacity and a >20 GW development pipeline
Acquisition provides a scale entry point into the North American battery energy storage market
Enhances our ability to provide integrated energy solutions to our customers

NEW YORK, July 22, 2026 (GLOBE NEWSWIRE) -- Brookfield today announced that it has entered into an agreement to acquire Aypa Power ("Aypa") from funds managed by Blackstone Energy Transition Partners (“Blackstone”) for approximately $7 billion enterprise value at closing, or an equity value of $3 billion. Aypa is the largest standalone battery storage developer in North America, with a highly contracted and diversified portfolio across attractive power markets in the United States and Canada.

Under the terms of the agreement, Brookfield will acquire Aypa's operating, under-construction and contracted project portfolio, together with its development platform and approximately 200-person team. The transaction provides Brookfield with a leading presence in the North American battery energy storage systems ("BESS") market, and will help Aypa deliver on its next phase of growth, supported by Brookfield's differentiated operating and development competencies, procurement, commercial and capital markets capabilities.

Brookfield is pursuing the investment through the second vintage of its flagship global transition strategy, alongside its institutional partners including Brookfield Renewable Partners (“Brookfield Renewable”).

Investment Highlights

  Leading North American battery storage platform: Aypa is the largest standalone battery energy storage platform in North America, comprised of approximately 6.5 GW of operating, under-construction and contracted battery storage capacity, complemented by a >20 GW development pipeline. Its assets are strategically located in transmission and capacity-constrained regions experiencing favorable market dynamics.
  Highly contracted, resilient cash flows: Aypa’s operating and under-construction portfolio is 95% contracted under long-term agreements with investment-grade customers for an average remaining contract life of 17 years, providing strong cash flow visibility.
  Differentiated development platform: The platform has market-leading siting, transmission analytics, procurement and contracting capabilities, which contribute to strong development execution and project-level economics.
  Accelerating growth and expanding capabilities: Brookfield will partner with Aypa to accelerate the development of its pipeline by leveraging its operating and development expertise, access to capital, and global supplier and commercial relationships. Together, Brookfield and Aypa are well positioned to meet growing demand for reliable, flexible power by delivering integrated energy solutions to utilities, corporations and other large power customers.

Jehangir Vevaina, Chief Investment Officer in Brookfield’s Energy group, said: “We are excited to partner with Aypa to deliver on the company’s scale growth pipeline. Battery storage is increasingly critical to the reliability and resilience of today’s energy systems, and bringing together this leading platform with Brookfield’s broad capabilities across technologies and geographies further strengthens our ability to deliver integrated energy solutions to the world’s largest buyers of power.”

Moe Hajabed, Founder and Chief Executive Officer of Aypa Power, said: "This is an extraordinary achievement for the team that built Aypa. Over the past six years, with Blackstone's partnership, we grew Aypa into the largest and most valuable storage-focused independent power producer in North America. Together, we helped establish battery storage as critical infrastructure, essential to a more reliable and resilient grid. I look forward to seeing Aypa flourish further under Brookfield’s ownership."

Bilal Khan, Senior Managing Director, and Mark Zhu, Managing Director, from Blackstone said: “We invested in Aypa based on our conviction that battery storage would become increasingly critical to supporting grid reliability and meeting growing electricity demand from AI and other use cases. Since then, the company has established itself as the leading battery storage platform in North America, supported by a premier development pipeline and strong customer relationships. We are proud to have partnered with Aypa and its exceptional management team, and look forward to its next phase of growth with Brookfield.”

The transaction is subject to customary regulatory approvals. Cantor Fitzgerald & Co. acted as lead financial advisor, with BofA also serving as financial advisor, to Aypa and Blackstone. Kirkland & Ellis acted as legal counsel to Aypa and Blackstone. White & Case acted as legal advisors to Brookfield.

About Aypa Power

Aypa Power is North America’s leading energy storage-focused independent power producer. Aypa develops, owns, and operates utility-scale energy storage and hybrid renewable energy projects across North America. With 35 projects currently in operation or under construction, and a development pipeline exceeding 20 gigawatts, the company delivers solutions that enhance grid reliability and enable the broader integration of renewable energy resources. Since launching its first project in 2018, Aypa has helped establish energy storage as a vital part of the grid and a core infrastructure asset class. For more information, visit www.aypa.com or follow Aypa Power on LinkedIn.

About Brookfield Asset Management

Brookfield Asset Management Ltd. (NYSE: BAM, TSX: BAM) is a leading global alternative asset manager, headquartered in New York, with over $1 trillion of assets under management across infrastructure, energy, private equity, real estate, and credit. We invest client capital for the long-term with a focus on real assets and essential service businesses that form the backbone of the global economy. We offer a range of alternative investment products to investors around the world — including public and private pension plans, endowments and foundations, sovereign wealth funds, financial institutions, insurance companies and private wealth investors. We draw on Brookfield’s heritage as an owner and operator to invest for value and generate strong returns for our clients, across economic cycles.

Brookfield operates Brookfield Renewable Partners (TSX: BEP.UN, BEPC; NYSE: BEP, BEPC), one of the world’s largest publicly traded platforms for renewable power and sustainable solutions. Our renewable power portfolio consists of hydroelectric, wind, utility-scale solar, distributed solar, and storage facilities and our sustainable solutions assets include our investment in a leading global nuclear services business and investments in carbon capture and storage capacity, agricultural renewable natural gas, materials recycling and eFuels manufacturing capacity, among others.

For more information, please visit our website at www.brookfield.com.

About Blackstone Energy Transition Partners

Blackstone Energy Transition Partners is Blackstone's strategy for control-oriented equity investments in energy-related businesses, with a successful long-term record, having invested over $28 billion of equity globally across a broad range of sectors across the energy transition landscape. Our investment philosophy is based on backing exceptional management teams with flexible capital to provide solutions that help energy companies grow and improve performance, thereby delivering more reliable, affordable and cleaner energy to meet the needs of the global community. In the process, we build stronger, larger scale enterprises, create jobs and generate lasting value for our investors, employees and all stakeholders. Further information is available at https://www.blackstone.com/our-businesses/blackstone-energy-transition-partners/.

Contact Information

Brookfield
Media Simon Maine Managing Director, Communications Tel: +1 (332) 298 0447 Email: simon.maine@brookfield.com	Investor Relations – Brookfield Renewable Partners Alex Jackson Vice President, Investor Relations Tel: +1 (647) 484 8525 Email: alexander.jackson@brookfield.com

Investor Relations – Brookfield Asset Management Jason Fooks Managing Director, Investor Relations Tel: +1 (212) 417 2442 Email: jason.fooks@brookfield.com

Blackstone
Media Jennifer Heath Public Affairs Tel: +1 (347) 603 9256 Email: Jennifer.Heath@blackstone.com

Notice to Readers

This news release contains “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of other relevant securities legislation, including applicable securities laws in Canada, which reflect our current views with respect to, among other things, our operations and financial performance (collectively, “forward-looking statements”). Forward-looking statements include statements that are predictive in nature, depend upon or refer to future results, events or conditions, and include, but are not limited to, statements which reflect management’s current estimates, beliefs and assumptions and which are in turn based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. The estimates, beliefs and assumptions of Brookfield are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Forward-looking statements are typically identified by words such as “expect”, “anticipate”, “believe”, “foresee”, “could”, “estimate”, “goal”, “intend”, “plan”, “seek”, “strive”, “will”, “may” and “should” and similar expressions. In particular, the forward-looking statements contained in this news release include statements referring to the impact of the investment on Brookfield and Aypa Power and the expected benefits of the investment.

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Readers are urged to consider these risks, as well as other uncertainties, factors and assumptions carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements, which are based only on information available to us as of the date of this news release. Except as required by law, Brookfield undertakes no obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be as a result of new information, future events or otherwise.”